                                 EXHIBIT 10.3.2

                                  AMENDMENT #2
        TO THE FIRSTBANK PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

          WHEREAS, Section 13.1[b] of the FirstBank Profit Sharing and Employee Stock Ownership Plan (the "Plan") provides the Company with the power and right to amend the Plan;

          WHEREAS, the Company now desires to amend the Plan in accordance with the Uruguay Round Agreements Act (GATT), the Small Business Job Protection Act of 1996 (SBJPA), the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA), the Taxpayer Relief Act of 1997, and the Internal Revenue Service Restructuring and Reform Act of 1998 (RRA) (collectively referred to as "GUST") as follows:

          NOW THEREFORE, the Company hereby amends the Plan by the adoption of the following amendments:

          1. THE FOLLOWING HEREBY IS ADDED TO THE END OF SECTION 2.8:

          For limitation years beginning on and after January 1, 2001, for purposes of applying the limitations described in Section 6.1[c] of the Plan, compensation paid or made available during such limitation years shall include elective amounts that are not includible in the gross income of the employee by reason of Code Section 132(f)(4) (qualified transportation benefits). This amendment shall also apply to include elective deferrals for qualified transportation expenses in the definition of compensation for purposes of Section 2.8 of the Plan for plan years beginning on and after January 1, 2001.

          2. SECTION 2.18 IS REPLACED TO READ IN ITS ENTIRETY AS FOLLOWS:

          2.18 "LEASED EMPLOYEE" means for Plan Years beginning after December 31, 1996, any person (other than an Employee of the Company) who has performed services for the Company (or for the Company and related persons as determined under Code Section 414(n)(6)) under an agreement between the Company and the leasing organization on a substantially full-time basis for a period of at least one year and the services are performed under the primary direction or control of the Company. Any Leased Employee will be treated as an employee of the Company for purposes of this Plan and any contributions or benefits provided by the leasing organizations that are attributable to the services performed for the Company will be treated as provided under a plan maintained by the Company, provided, however, that a Leased Employee will not be treated as employed by the Company if the Leased Employee is covered by a money purchase pension plan maintained by the leasing organization that provides [a] a nonintegrated employer contribution of at least 10% of compensation, as defined in Code Section 415(c)(3), including amounts contributed pursuant to a salary reduction agreement that are excludable from the employee's gross income under Code Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b); [b] immediate participation (unless the individual has had compensation of less than $1,000 in each of the preceding four plan years ending with the current Plan Year); and [c] full and immediate vesting. In addition, Leased Employees may not constitute more than 20 percent of the leasing organization's non-Highly Compensated Employees.

          3. THE FOLLOWING PARAGRAPH HEREBY IS ADDED TO THE END OF SECTION 8.7[a][5]:

          With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar beginning before the effective date of final regulations under Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.

          4. SECTIONS 7.4[b][1] AND 7.4[b][2] ARE EFFECTIVE ONLY FOR PLAN YEARS BEGINNING BEFORE JANUARY 1, 2000.

          5. THE FOLLOWING HEREBY IS ADDED TO THE END OF 8.7[b][1].

          ; and [iv] any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV) received after December 31, 1998.

          6. ANY OTHER PROVISIONS OF THE GUST LAWS WHICH ARE REQUIRED TO BE INCORPORATED INTO THIS PLAN HEREBY ARE INCORPORATED BY REFERENCE.

          7. ANY INCONSISTENT PROVISIONS OF THE PLAN SHALL BE READ CONSISTENT WITH THIS AMENDMENT.

          8. EXCEPT AS AMENDED ABOVE, THE COMPANY HEREBY AFFIRMS AND READOPTS EACH AND EVERY OTHER PROVISION OF THE PLAN.

          IN WITNESS WHEREOF, this Amendment is executed on the date first set forth above.

                                        First Bank

                                        By:
                                           -------------------------------------
                                                 President
ATTEST:

    Secretary

                                        Access Anytime Bancorp, Inc.

                                        By:
                                           -------------------------------------
                                                 President
ATTEST:

    Secretary